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                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                            CRAGAR INDUSTRIES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                                          86-0721001
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  (State of incorporation                               (I.R.S. Employer
     or organization)                                 Identification Number)


   4636 N. 43rd Avenue
    Phoenix, Arizona                                      85031
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  (Address of principal                                 (Zip Code)
    executive offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

Securities to be registered pursuant to Section 12(b) of the Act:

                                                        Name of each exchange
    Title of each class                                  on which each class
    to be so registered                                  is to be registered
---------------------------                     --------------------------------
         None                                                  None


Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, par value $0.01 per share
                    ---------------------------------------
                                (Title of Class)

                         Common Stock Purchase Warrants
                         ------------------------------
                                (Title of Class)


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Item 1.         Description of Securities to be Registered.
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                The description of securities set forth under the heading
                "Description of Securities" in the Registrant's Registration Statement on Form SB-2 (File No. 333-13415) (the "SB-2 No. 333-13415"), is hereby incorporated by reference.



Item 2.         Exhibits.
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                    1           Form of Certificate representing Common Stock
                                incorporated by reference to Exhibit 4.2 of the SB-2 No. 333-13415.

                    2 Second Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 of the SB-2 No. 333-13415.

                    3 Amended and Restated Bylaws of the Registrant incorporated by reference to Exhibit 3.2 of the SB-2 No. 333-13415.

                    4           Warrant Agreement incorporated by reference to
                                Exhibit 4.3 of the SB-2 No. 333-13415.

                    5 Form of Warrant Certificate incorporated by reference to Exhibit 4.4 of the SB-2 No. 333-13415.







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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: December 3, 1996


                                     CRAGAR INDUSTRIES, INC.



                                     By: /s/  Michael L. Hartzmark
                                        -------------------------------------
                                        Michael L. Hartzmark
                                        Chief Executive Officer and President




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